Dreyfus
Equity Dividend
Fund
Semi-Annual
Report
April 30, 1998

Dreyfus Equity Dividend Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this semi-annual report for Dreyfus Equity Dividend Fund for the six-month period ended April 30, 1998. Over this period, your Fund produced a total return of 13.12%* which compares with a total return of 22.50% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500")** and 19.78% for the Standard & Poor's Barra Value Index.***

   The performance of the Fund during this period was certainly below our expectations when compared to these indices. Given that we position the Fund for where we believe the market is going and not where it has been, it can take time for the market to realize the potential value of our investments. Value investing can require some patience. Regardless, we have made changes in the holdings, and hope to look back on this period as one of abnormality.

   Performance during these past six months was somewhat restrained by our disciplined value investing approach. We believed that the valuation of most major market benchmarks and many of the largest securities had become excessive during this period and constructed an investment portfolio with a relatively low correlation to the S&P 500. In doing so, we believed that the risk level of the Fund was significantly lower than that of this and other major benchmarks, and that the values we uncovered potentially would be realized. Unfortunately, during the fall months, the Fund was negatively impacted by the Asian economic crisis. Many of the same companies and sectors that had done so well earlier in 1997 were penalized during the fourth calendar quarter due to either export exposure to Asian countries or commodity exposure that might hurt selling prices in a weaker global marketplace. Late in the calendar year, we restructured the Fund's security holdings for this new economic environment, favoring domestically oriented companies and businesses with less economic cyclicality.

Economic Review

   Although  real  Gross  Domestic   Product  (GDP)  sustained  a  growth
trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins have already begun to narrow in some sectors. The conflicting pressures of a softening economy and a still tightening labor market have kept the Federal Reserve Board in neutral, although a bias favoring higher interest rates was resumed recently. Market interest rates have likewise stayed within a narrow range in recent months.

   While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes.

Market Overview

   Equity prices during the six months ended April 30, 1998 continued to display some volatility, most of the time ultimately ending up on the upside. The U.S. equity markets quickly rebounded from the financial crisis in Asia.

   Occasionally, there are temporary setbacks due to worries about inflation and concern about the corporate profit outlook. During the first calender quarter, however, the markets resumed their upward surge. As the market entered the second quarter, interest rate fears have held prices in a fairly narrow trading range.

Value Investing and Our Investment Process

   While there are other investment disciplines practiced at Dreyfus, the Dreyfus Equity Value Team passionately believes in value investing. As value investors, we want to buy growing companies, but we want to pay as little for them as we can. In this sense, it is a lower-risk, more conservative style of equity investing.

   Our approach to the selection of securities starts and ends with our analysts, who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of securities owned. We screen the universe of stocks by computer according to two principal methods. The first computer screen determines value by identifying companies with a dividend yield (current dividend divided by the current market price) that is greater than the dividend yield of the overall S&P 500. Being paid more than the average dividend rate for the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns. We input into this model the current economic and stock market trends, and the computer calculates each security's exposure to this environment. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a portfolio of approximately 50 securities. We use the same disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

Examples of Our Investment Process

   While it is not possible to review all the detail that goes into the decision-making and implementation process of buying, owning and eventually selling a security in this short report, provided below are several brief examples of securities actually owned.
   One of the securities held in the Fund was Masco, a building materials manufacturer. Our computer valuation model initially showed Masco to be a competitively priced value stock. Its dividend yield was solidly above that of the average security within the S&P 500. At this dividend level, we were being compensated for the risk of equity investing. Further, our multifactor computer model calculated an overall score for Masco of +2, with zero being the average security score. Various factors in the model demonstrated that the security's growth was being offered for sale at a discount, that its reported earnings would likely be above consensus expectations, and that the company was well positioned for the current economic and market environment. As acquisitions were assimilated into the company, a significant factor in its corporate strategy, management was able to reduce operating costs by leveraging its existing operations, combining back office, sales and administrative functions. Wall Street analysts did not include future acquisitions in their computer models on the company, setting up a likely possibility of positive surprises. Finally, management ownership interest in Masco was substantial, and we believe it to be an advantage when management's financial interests are the same as that of our shareholders.

   Masco remained an attractive investment for the Fund at the end of April 1998. Operations were strong. The company often delivered earnings above Wall Street expectations. For 1998, the company could deliver earnings per share growth about 20% greater than 1997, well above the 15% growth rate expected by Wall Street analysts.

   AT&T, the long distance telephone company, was also purchased in November 1997. According to our computer valuation model, AT&T was a value stock given a dividend yield greater than that of the S&P 500. Our multifactor computer model score was a solid +6 for the security. Until recently, the stock had been a laggard in price appreciation relative to the overall stock market. Concern over growing competition and changing technology had weighed heavily on the stock for some time. Further, senior management was unsettled, with lack of clear succession plans and a seeming lack of strategic direction for dealing with the changing industry environment. In all of this pessimism and concern over what we believed were issues that would soon be addressed if not resolved, we saw opportunity. Finally, with the advent of the Asian economic crisis, a defensive investment like AT&T, with a largely domestic orientation and little economic sensitivity, was well suited to the current environment as reflected in our multifactor computer model.

   AT&T remained in the Fund at the end of April 1998. Despite substantial appreciation in the stock price, AT&T's dividend yield was still substantially greater than that of the Standard & Poor's Industrials, our valuation sell point, so it remained part of the Fund and within our valuation parameters. Additionally, new senior management had been appointed and dramatic steps to improve the company for the future had already been taken.

   This type of detailed fundamental analysis is performed every day for your Fund. Both current holdings and potential new holdings are regularly evaluated.

Summary

   Investment results during this semi-annual period benefited from holdings such as EG&G, Xerox, Equity Office Properties Trust, US West Communications Group, Flowers Industries, and NationsBank. Relative performance results during the period were penalized by holdings including Georgia Pacific, AMP, Whirlpool, and ConAgra.

   We will continue to manage your investments with dedication and discipline.
                                                     Sincerely,

                                                     /S/ Timothy M. Ghriskey

                                                     Timothy M. Ghriskey
                                                     Portfolio Manager
May 18, 1998 New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500
    Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.

Dreyfus Equity Dividend Fund
-----------------------------------------------------------------------------
Statement of Investments                            April 30, 1998 (Unaudited)

Common Stocks--97.5%                                                                             Shares           Value
                                                                                               ------------     -----------
      Commercial Services--2.4%  Ogden ........................................                   3,900         $   119,925
                                                                                                                -----------

        Consumer Durables--7.3%  Eastman Kodak.................................                   1,400             101,063
                                 General Motors................................                   1,100              74,113
                                 Jostens.......................................                   3,600              85,275
                                 Tupperware....................................                   3,800             102,837
                                                                                                                -----------
                                                                                                                    363,288
                                                                                                                -----------

   Consumer Non-Durables--11.9%  Anheuser-Busch................................                   2,100              96,206
                                 ConAgra.......................................                   3,200              93,400
                                 Gallaher Group, A.D.S.........................                   4,200              86,362
                                 Kimberly-Clark................................                   1,800              91,350
                                 Philip Morris.................................                   1,800              67,163
                                 Quaker Oats...................................                   1,700              88,400
                                 RJR Nabisco Holdings..........................                   2,400              66,750
                                                                                                                -----------
                                                                                                                    589,631
                                                                                                                -----------

        Consumer Services--2.1%  La Quinta Inns................................                   4,800             105,600
                                                                                                                -----------

   Electronic Technology--6.0%   AMP...........................................                   2,300              90,419
                                 EG&G..........................................                   4,000             120,500
                                 General Dynamics..............................                   2,000              84,500
                                                                                                                -----------
                                                                                                                    295,419
                                                                                                                -----------

         Energy Minerals--9.2%   British Petroleum, A.D.S......................                   1,000              94,500
                                 Mobil.........................................                   1,000              79,000
                                 Phillips Petroleum............................                   1,600              79,300
                                 Sun...........................................                   2,500             101,094
                                 USX-Marathon Group............................                   2,800             100,275
                                                                                                                -----------
                                                                                                                    454,169
                                                                                                                -----------

                Finance--18.0%   BankAmerica...................................                   1,200             102,000
                                 Bankers Trust New York........................                     900             116,213
                                 Chase Manhattan...............................                     700              96,994
                                 Chelsea GCA Realty............................                   2,200              84,012
                                 Equity Office Properties Trust................                   2,812              79,966
                                 Morgan (J.P.).................................                     900             118,125
                                 NationsBank...................................                   1,200              90,900
                                 Simon DeBartolo Group.........................                   3,100             102,106
                                 St. Paul......................................                   1,200             101,700
                                                                                                                -----------
                                                                                                                    892,016
                                                                                                                -----------

        Health Technology--6.1%  American Home Products........................                   1,100             102,438
                                 Bausch & Lomb.................................                   2,000              98,875
                                 Glaxo Wellcome, A.D.R.........................                   1,800             101,812
                                                                                                                -----------
                                                                                                                    303,125
                                                                                                                -----------
     Non-Energy Minerals--1.2%   Southern Peru Copper..........................                   4,000              60,750
                                                                                                                -----------

Dreyfus Equity Dividend Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                  April 30, 1998 (Unaudited)

Common Stocks (continued)                                                                        Shares           Value
                                                                                               ------------     -----------
       Process Industries--6.8%  Chesapeake....................................                   2,300         $    83,662
                                 Crown Cork & Seal.............................                   1,800              93,713
                                 Temple-Inland.................................                   1,300              83,931
                                 Tenneco.......................................                   1,700              73,206
                                                                                                                -----------
                                                                                                                    334,512
                                                                                                                -----------

  Producer Manufacturing--4.5%   Dana..........................................                   2,000             118,250
                                 Masco.........................................                   1,800             104,400
                                                                                                                -----------
                                                                                                                    222,650
                                                                                                                -----------

             Retail Trade--6.6%  American Stores...............................                   4,400             105,600
                                 Penney (J.C.).................................                   1,500             106,594
                                 Sears, Roebuck & Co...........................                   1,900             112,694
                                                                                                                -----------
                                                                                                                    324,888
                                                                                                                -----------

          Transportation--1.6%   Teekay Shipping...............................                   2,500              76,875
                                                                                                                -----------

               Utilities--13.8%  AT&T..........................................                   1,800             108,112
                                 Ameritech.....................................                   3,000             127,687
                                 Dominion Resources............................                   2,300              90,994
                                 Empresa Nacional de Electricidad, A.D.R.......                   3,700              64,519
                                 Telefonos de Mexico, Cl. L, A.D.S.............                   1,600              90,600
                                 Texas Utilities...............................                   2,400              96,000
                                 U S West Communications Group.................                   2,000             105,500
                                                                                                                -----------
                                                                                                                    683,412
                                                                                                                -----------
                                 TOTAL COMMON STOCKS
                                    (cost $4,086,674)..........................                                 $ 4,826,260
                                                                                                                ===========

Convertible Preferred Stocks--2.2%

                      Finance;   Sanwa International Finance
                                    (cost $119,351).......................(a,b)              15,000,000         $   109,440
                                                                                                               ============

TOTAL INVESTMENTS (cost $4,206,025)............................................                    99.7%        $ 4,935,700
                                                                                                 =======       ============
CASH AND RECEIVABLES (NET).....................................................                      .3%        $    15,264
                                                                                                 =======       ============
NET ASSETS.....................................................................                   100.0%        $ 4,950,964
                                                                                                 =======       ============

Notes to Statement of Investments:
-----------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April
    30, 1998,  this security amounted to $ 109,440 or 2.2% of net assets.
(b) Scheduled  variable  interest rate.

                       See notes to financial statements.

Dreyfus Equity Dividend Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                   April 30, 1998 (Unaudited)

                                                                                                  Cost            Value
                                                                                               ------------     -----------
ASSETS:                       Investments in securities--See Statement of Investments          $4,206,025       $4,935,700
                              Cash.............................................                                    109,987
                              Dividends and interest receivable................                                     14,559
                              Net unrealized appreciation on forward
                                currency exchange contracts--Note 4(a)..........                                     4,642
                              Prepaid expenses.................................                                     14,173
                                                                                                                -----------
                                                                                                                  5,079,061
                                                                                                                -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       1,929
                              Due to Distributor...............................                                       1,031
                              Payable for investment securities purchased......                                      98,725
                              Accrued expenses.................................                                      26,412
                                                                                                                -----------
                                                                                                                    128,097
                                                                                                                -----------

NET ASSETS.....................................................................                                  $4,950,964
                                                                                                                ===========

REPRESENTED BY:               Paid-in capital..................................                                  $3,715,074

                              Accumulated undistributed investment income--net..                                      3,305

                              Accumulated net realized gain (loss) on investments
                                and foreign currency transactions..............                                     498,268

                              Accumulated net unrealized appreciation (depreciation)
                                on investments and forward currency
                                exchange contracts--Note 4(b)...................                                    734,317
                                                                                                                -----------

NET ASSETS.....................................................................                                  $4,950,964
                                                                                                                ===========

SHARES OUTSTANDING
(Unlimited number of $.001 par value shares of Beneficial Interest authorized).                                     275,539

NET ASSET VALUE, offering and redemption price per share.......................                                      $17.97
                                                                                                                    =======




                       See notes to financial statements.

Dreyfus Equity Dividend Fund
-------------------------------------------------------------------------------
Statement of Operations              Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME




INCOME:                       Cash dividends (net of $1,281 foreign taxes
                                withheld at source)......................                         $  69,072
                              Interest...................................                             3,667
                                                                                                  ---------
                                Total Income.............................                                         $  72,739


EXPENSES:                     Management fee--Note 3(a)...................                           17,613
                              Auditing fees..............................                            12,810
                              Registration fees..........................                            12,233
                              Shareholder servicing costs--Note 3(b)......                            7,016
                              Prospectus and shareholders' reports.......                             3,202
                              Custodian fees--Note 3(b)...................                              769
                              Trustees' fees and expenses--Note 3(c)......                              333
                              Legal fees.................................                               114
                              Loan commitment fees--Note 2................                               26
                              Miscellaneous..............................                             1,348
                                                                                                  ---------
                                   Total Expenses........................                            55,464
                              Less--expense reimbursement from Manager
                                due to undertaking--Note 3(a).............                          (25,421)
                                                                                                  ---------
                                   Net Expenses..........................                                            30,043
                                                                                                                  ---------


INVESTMENT INCOME--NET....................................................                                           42,696


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments
                                and foreign currency transactions........                          $499,747
                              Net unrealized appreciation (depreciation)
                                on investments and forward currency
                                exchange contracts.......................                            46,124
                                                                                                  ---------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                          545,871
                                                                                                                  ---------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                          $588,567
                                                                                                                  =========





                       See notes to financial statements.

Dreyfus Equity Dividend Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Six Months Ended
                                                                                          April 30, 1998      Year Ended
                                                                                          (Unaudited)      October 31, 1997
                                                                                         ---------------   ----------------
OPERATIONS:
   Investment income--net..................................................               $     42,696      $      73,149
   Net realized gain (loss) on investments................................                     499,747            328,523
   Net unrealized appreciation (depreciation) on investments..............                      46,124            489,186
                                                                                           -----------      -------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                     588,567            890,858
                                                                                           -----------      -------------


DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................                    (42,478)           (72,235)
   Net realized gain on investments.......................................                    (329,506)           (59,415)
                                                                                           -----------      -------------
         Total Dividends..................................................                    (371,984)          (131,650)
                                                                                           -----------      -------------


BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold..........................................                     473,926            685,376
   Dividends reinvested...................................................                     356,187            127,388
   Cost of shares redeemed................................................                    (409,690)          (115,946)
                                                                                           -----------      -------------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions               420,423            696,818
                                                                                           -----------      -------------
            Total Increase (Decrease) in Net Assets.......................                     637,006          1,456,026

NET ASSETS:
   Beginning of Period....................................................                   4,313,958          2,857,932
                                                                                           -----------      -------------
   End of Period..........................................................                  $4,950,964         $4,313,958
                                                                                           ===========      =============

Undistributed investment income--net.......................................                $     3,305      $       3,087
                                                                                           ===========      =============

                                                                                              Shares            Shares
                                                                                           -----------      -------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................                      27,311             43,022
   Shares issued for dividends reinvested.................................                      21,537              8,374
   Shares redeemed........................................................                     (22,952)            (7,551)
                                                                                           -----------      -------------
         Net Increase (Decrease) in Shares Outstanding....................                      25,896             43,845
                                                                                           ===========      =============






                       See notes to financial statements.

Dreyfus Equity Dividend Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Six Months Ended
                                                                                    April 30, 1998  Year Ended October 31,
                                                                                                     ---------------------
PER SHARE DATA:                                                                      (Unaudited)     1997         1996(1)
                                                                                      ---------     -------      -------
   Net asset value, beginning of period.............................                    $17.28       $13.89       $12.50
                                                                                       -------      -------      -------
   Investment Operations:
   Investment income--net...........................................                       .16         .32          .23
   Net realized and unrealized gain (loss) on investments...........                      1.98        3.67         1.38
                                                                                       -------     -------      -------
   Total from Investment Operations.................................                      2.14        3.99         1.61
                                                                                       -------     -------      -------
   Distributions:
   Dividends from investment income--net............................                     (0.16)       (.32)        (.22)
   Dividends from net realized gain on investments..................                     (1.29)       (.28)          --
                                                                                       -------     -------      -------
   Total Distributions..............................................                     (1.45)       (.60)        (.22)
                                                                                       -------     -------      -------
   Net asset value, end of period...................................                    $17.97      $17.28       $13.89
                                                                                       =======      =======      =======
TOTAL INVESTMENT RETURN.............................................                     13.12%(2)   29.34%      12.93%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..........................                       .63%(2)    1.27%       1.08%(2)
   Ratio of net investment income to average net assets.............                       .90%(2)    1.98%       1.76%(2)
   Decrease reflected in above expense ratios due to
      undertakings by the Manager...................................                       .54%(2)    1.36%       1.05%(2)
   Portfolio Turnover Rate..........................................                     77.27%(2)   80.43%      98.84%(2)
   Average commission rate paid (3).................................                    $.0583      $.0546      $.0483
   Net Assets, end of period (000's Omitted)........................                    $4,951      $4,314      $2,858
----------------------------------

(1) From December 19, 1995 (commencement of operations) to October 31, 1996.
(2) Not annualized.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.






                       See notes to financial statements.

Dreyfus Equity Dividend Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   Dreyfus Equity Dividend Fund (the "Fund") is a separate diversified series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering five series, including the Fund. The Fund's investment objective is current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   As of April 30, 1998, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 183,890 shares of the Fund.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus Equity Dividend Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1997 through April 30, 1998 to reduce the management fee paid by, or reimburse such excess expenses of the Fund,
to the  extent  that the Fund's aggregate  annual  expenses   (exclusive  of
taxes,   brokerage,   interest  on borrowings, commitment fees and
extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The expense reimbursement pursuant to the undertaking, amounted to $25,421 during the period ended April 30, 1998.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, the Fund was charged $5,871 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
the Manager,   under  a  transfer  agency  agreement  for  providing
personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $513 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $769 pursuant to the custody agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 1998 amounted to $3,689,481 and $3,580,430, respectively.

Dreyfus Equity Dividend Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The following summarizes open forward currency exchange contracts at April 30, 1998:

                                            Foreign
                                           Currency             Unrealized
   Forward Currency Exchange Contracts      Amount              Proceeds            Value         Appreciation
   ---------------------------------     ------------         ------------      ------------      ------------
   Sales:
   -----
   Japanese Yen, expiring 5/18/1998       15,000,000            $117,873          $113,231           $4,642
                                                                                                    ========

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract.

   (b) At April 30, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $734,317, consisting of $817,083 gross unrealized appreciation and $82,766 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Equity Dividend Fund
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








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